UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2016

Annual Report
to Shareholders

Deutsche Global Growth Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

14 Performance Summary

16 Investment Portfolio

26 Statement of Assets and Liabilities

28 Statement of Operations

29 Statement of Changes in Net Assets

30 Financial Highlights

35 Notes to Financial Statements

47 Report of Independent Registered Public Accounting Firm

48 Information About Your Fund's Expenses

50 Tax Information

51 Advisory Agreement Board Considerations and Fee Evaluation

56 Board Members and Officers

61 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Please note: Deutsche Asset & Wealth Management is now two distinct businesses: Deutsche Asset Management and Deutsche Bank Wealth Management. As a result, our key service providers were renamed Deutsche AM Service Company; Deutsche AM Distributors, Inc. and Deutsche AM Trust Company, effective May 9, 2016.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 14 through 15 for more complete performance information.

Investment Strategy

For the period of this annual report dated August 31, 2016, the fund’s investment strategy was as follows:

The fund invests in U.S. and foreign equities issued by U.S. and foreign-based companies. The fund can invest in companies of any size and from any country, including countries with emerging economies. The fund seeks to achieve its objective by allocating its assets among a global growth portfolio and a global small-cap growth portfolio. The fund’s global growth portfolio will typically consist of approximately 60 to 80 companies that are diversified across the growth spectrum, including early stage, core growth, and established growth companies. The fund’s global small-cap growth portfolio will generally invest in small- and mid-cap global growth companies and will typically consist of approximately 100 to 120 companies.

Effective on October 3, 2016, the fund’s investment strategy was revised as follows:

The fund invests in U.S. and foreign equities issued by U.S. and foreign-based companies. The fund can invest in companies of any size and from any country, including countries with emerging economies.

The fund returned 0.95% and underperformed the 6.68% return of its benchmark, the MSCI World Index, in the 12-month period ended August 31, 2016.

Although the global equity markets experienced periodic bouts of volatility during the past 12 months, the index was nonetheless able to finish with a solid gain. After moving higher in the first two months of the period, stocks sold off sharply from early November to mid-February. During this time, investors grew extremely risk-averse due to the combination of slowing growth in China, plunging commodity prices and concerns that the U.S. Federal Reserve Board (the Fed) would take a more aggressive approach to raising interest rates. After reaching a low on February 11, the MSCI World Index turned sharply higher and maintained the rally through the spring. The rebound was touched off by news that both the European Central Bank and the Bank of Japan were adopting negative interest-rate policies to spur their respective economies. In addition, the Fed began to drop hints that it was unlikely to raise rates aggressively in 2016. These developments helped stocks rally through the end of the period, with the only interruption coming from the reaction to the United Kingdom’s surprising vote in late June to leave the European Union ("Brexit"). This sell-off proved short-lived, however, and the benchmark closed the period near its 12-month high.

"We employ a bottom-up stock selection process that emphasizes companies with strong organic growth and reasonable valuations."

On a geographic basis, U.S. equities delivered the strongest returns and outpaced both the developed and emerging international markets. The growth style modestly outperformed value, while small-cap stocks outpaced large caps.

Fund Performance

We are disappointed that the fund underperformed in the past year, but it’s important to keep in mind that we employ a bottom-up stock selection process that emphasizes companies with strong organic growth and reasonable valuations. Although this may lead to differences in portfolio composition relative to the benchmark, we believe stock-by-stock analysis — rather than an effort to match index performance over short-term intervals — is the best way to achieve consistent exposure to the most compelling growth stories in the world markets.

Individual stock selection was the primary driver of underperformance in the period. While our stock picks generally performed well in the large-cap segment, this was more than offset by our shortfall in the small-cap portfolio. Here, three holdings stood out as being notable detractors: Flamel Technologies SA, Retrophin, Inc. and Pacira Pharmaceuticals, Inc. All three came under pressure from the broader sell-off in pharmaceutical and biotechnology stocks that occurred in the second half of 2015. During this time, investors grew concerned about the potential for increased regulation on the pricing practices of pharmaceutical companies, weighing on performance across the board. Company-specific factors also played a role; Pacira, for instance, came under pressure due to a short-term sales slowdown and worries about the possible emergence of a competitive product. We maintained all three stocks in the portfolio as of August 31, 2016, based on our optimism regarding their respective product cycles. More generally speaking, we continued to see the small-cap health care space as fertile ground for identifying compelling individual-company growth stories.

The fund’s small-cap holdings also pressured performance within the consumer discretionary sector, where the Chinese company REXLot* Holdings Ltd. stood out as the most significant detractor, and in consumer staples, where the natural-foods companies SunOpta, Inc. and Hain Celestial Group, Inc. both lagged. The technology sector also proved to be a challenging area for the fund. In addition to being underweight in Microsoft Corp.,* the fund was hurt by its positions in the large-cap stocks Alliance Data Systems Corp. and VeriFone Systems, Inc.

* Not held in the portfolio as of August 31, 2016.

On the positive side, the gold mining stock Agnico Eagle Mines Ltd. was the fund’s top contributor for the annual period. Gold stocks in general performed very well behind the strong rally in the price of the underlying metal, and Agnico Eagle posted a particularly robust gain due in part to its reputation as a high-quality, well-managed company. The Norwegian salmon producer Marine Harvest ASA also gained ground due to rising global demand and favorable pricing trends for its products. Among the fund’s small-cap holdings, the Chinese auto-parts supplier Minth Group Ltd. finished as one of our top performers. The company has shifted its product mix from lower-margin plastic parts to higher-margin aluminum products in recent years, which has boosted its earnings amid the rising demand for lightweight auto components. The Japanese stock Universal Entertainment Corp. was an additional contributor within the small-cap space. The company has had minimal analyst coverage, which caused its stock price to trade below the value of its underlying assets without the market recognizing this inefficiency. During the past year, UEC shares moved closer to fair value as investors became aware of the disconnect.

While our focus is on individual stock selection, regional and sector allocations can also have an impact on fund performance. For example, the fund’s results were hurt by its underweight allocation in the United States and corresponding overweight in Europe in the past 12 months. A modest allocation to the emerging markets also hurt returns somewhat, as the asset class lagged sharply in the first half of the period. With that said, we continue to find a number of reasonably valued growth companies in the world’s smaller markets. On a sector basis, the fund was helped by its overweight position in industrials and underweight in financials, but this was somewhat offset by an overweight in health care.

Outlook and Positioning

As is typically the case, our portfolio activity was characterized by a steady rotation out of holdings that had become fully valued in favor of growth companies that were more attractively priced. Our most notable reduction occurred in the consumer staples sector, where we found it increasingly difficult to identify reasonably valued growth companies. In addition, the continued weakness in the global economy prompted us to shift from more cyclical growers to those with company-specific profit drivers. Our stock-level decisions also led us to rotate a portion of our allocation to higher-growth companies into those with more stable cash flows. Together, we believe these shifts help illustrate how our flexible approach enables us to capitalize on the broad range of potential opportunities within the growth category.

We maintained geographic diversification and balanced exposure across the global market capitalization spectrum, as we sought to invest in the most compelling growth ideas regardless of a company’s size or location. We continued to identify attractively valued growth stocks in Europe and the Pacific Rim, but we modestly reduced the fund’s allocations to these areas during the second half of the period in favor of a higher weighting in the United States. At the sector level, we found the consumer discretionary, industrials and health care sectors to be home to a relatively high representation of investment ideas. Conversely, the fund was underweight in slower-growing areas such as financials, energy, utilities and telecommunications services.

Despite the efforts of the world’s central banks, the rate of global economic expansion remains sluggish. While this contributed to bouts of depressed investor sentiment at times during the past year, we also think slow growth can help fuel investor demand for companies that can deliver both top- and bottom-line growth in excess of the overall market. In this environment, we believe our bottom-up stock selection process — together with our focus on companies whose strong organic growth should enable them to hold up well no matter what the direction of the economy — can add meaningful value for the fund.

Ten Largest Equity Holdings at August 31, 2016 (12.6% of Net Assets)	Country	Percent
1. Amphenol Corp. Designs, manufactures and markets electrical, electronic and fiber optic connectors	United States	1.6%
2. Brookfield Asset Management, Inc. Asset management company focused on the real estate and power generation sectors	Canada	1.5%
3. Fresenius Medical Care AG & Co. KGaA Manufacturer that distributes equipment and products for dialysis patients	Germany	1.4%
4. Agnico Eagle Mines Ltd. Gold producer	Canada	1.4%
5. MasterCard, Inc. Offers transaction processing and related services	United States	1.2%
6. Eurofins Scientific Laboratory safety and purity analysis	Luxembourg	1.2%
7. Nestle SA A multinational company that markets a wide range of food products	Switzerland	1.1%
8. JPMorgan Chase & Co. Provider of global financial services	United States	1.1%
9. Alimentation Couche-Tard, Inc. Operates a network of 24-hour convenience stores in Canada	Canada	1.1%
10. Meda AB International specialty pharmaceutical company	Sweden	1.0%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 61 for contact information.

Portfolio Management Team

Prior to October 3, 2016, the portfolio management team was as follows:

Joseph Axtell, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 2001 with 16 years of industry experience; previously, he served as a European Equities Portfolio Manager at Scudder Investments (which was later acquired by Deutsche Bank). Prior to joining, he worked as a Senior Analyst for International Equities at Merrill Lynch Investment Managers, as an International Research Analyst at PCM International and in various investment positions at Prudential Capital Corporation, Prudential-Bache Capital Funding and Prudential Equity Management Associates.

— Portfolio Manager for Global Small Cap and US Small and Mid Cap Equities: New York.

— BS from Carlson School of Management, University of Minnesota.

Rafaelina M. Lee, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 1999 with 15 years of industry experience; previously, she served as a Senior Research Analyst. Prior to joining, she worked as a Latin America Market Strategist at J.P. Morgan Securities. Previously, she was an Equity Strategist at UBS Securities and a Research Analyst in the Portfolio Strategy Group at Goldman Sachs. Her research has been referenced by Harvard University, Duke University, The World Bank, AIMR/CFA publications and in several global finance textbooks.

— Portfolio Manager for US Small and Mid Cap Equities: New York.

— BA in Mathematical Statistics from Columbia University; MBA in Finance from Stern School of Business, New York University; Deutsche Bank Ambassador and member of the DB Philanthropy Committee since 2011.

Sebastian P. Werner, PhD, Vice President

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

— Portfolio Manager for Global and US Growth Equities: New York.

— MBA in International Management from the Thunderbird School of Global Management; Masters Degree ("Diplom-Kaufmann") and PhD in Finance ("Dr.rer.pol.") from the European Business School, Oestrich-Winkel.

Mark Schumann, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset Management in 2003.

— Portfolio Manager - European Equities: New York.

— Master’s Degree in Finance, University of St. Gallen (HSG), Switzerland.

Effective October 3, 2016, the portfolio management team is as follows:

Sebastian P. Werner, PhD, Vice President

Lead Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

— Portfolio Manager for Global and US Growth Equities: New York.

— MBA in International Management from the Thunderbird School of Global Management; Masters Degree ("Diplom-Kaufmann") and PhD in Finance ("Dr.rer.pol.") from the European Business School, Oestrich-Winkel.

Mark Schumann, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset Management in 2003.

— Portfolio Manager - European Equities: New York.

— Master’s Degree in Finance, University of St. Gallen (HSG), Switzerland.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

Returns reflect reinvestment of dividends net of withholding taxes. Index returns do not reflect fees or expenses and it is not possible to invest directly into the MSCI World Index.

Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.

The consumer staples sector represents companies that produce essential items such as food, beverages and household items.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Performance Summary August 31, 2016 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/16
Unadjusted for Sales Charge	0.95%	6.11%	2.33%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–4.82%	4.86%	1.72%
MSCI World Index†	6.68%	9.51%	4.54%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/16
Unadjusted for Sales Charge	0.18%	5.32%	1.56%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.18%	5.32%	1.56%
MSCI World Index†	6.68%	9.51%	4.54%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/16
No Sales Charges	0.70%	5.82%	2.04%
MSCI World Index†	6.68%	9.51%	4.54%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/16
No Sales Charges	1.20%	6.39%	2.59%
MSCI World Index†	6.68%	9.51%	4.54%
Institutional Class	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 8/31/16
No Sales Charges	1.24%	6.40%	3.71%
MSCI World Index†	6.68%	9.51%	5.53%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2015 are 1.52%, 2.25%, 1.85%, 1.20% and 1.18% for Class A, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Prior to February 1, 2013, the fund had a sub-advisor and a different management team that operated with a different investment strategy. Performance may have been different if the fund’s current investment strategy had been in effect.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Global Growth Fund — Class A ■ MSCI World Index†

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Institutional Class commenced operations on August 26, 2008. The performance shown for the index is for the time period of August 31, 2008 through August 31, 2016, which is based on the performance period of the life of Institutional Class.

† The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

	Class A	Class C	Class R	Class S	Institutional Class
Net Asset Value
8/31/16	$ 28.76	$ 27.38	$ 28.62	$ 28.74	$ 28.75
8/31/15	$ 28.49	$ 27.33	$ 28.42	$ 28.40	$ 28.40
Distribution Information as of 8/31/16
Income Dividends, Twelve Months	$ —	$ —	$ —	$ .0014	$ .0014

Investment Portfolio as of August 31, 2016

	Shares	Value ($)

Common Stocks 94.5%
Australia 0.3%
Austal Ltd. (Cost $1,814,096)	1,838,700	2,038,266
Bermuda 0.5%
Lazard Ltd. "A" (Cost $2,116,278)	85,128	3,152,290
Canada 4.9%
Agnico Eagle Mines Ltd. (a)	170,000	8,616,669
Alimentation Couche-Tard, Inc. "B"	125,000	6,446,355
Brookfield Asset Management, Inc. "A"	266,500	8,992,394
Quebecor, Inc. "B"	107,319	3,282,420
SunOpta, Inc.* (a)	369,785	2,455,372
(Cost $19,761,562)		29,793,210
China 1.0%
Minth Group Ltd.	904,633	3,422,598
Tencent Holdings Ltd.	95,000	2,471,270
(Cost $3,427,718)		5,893,868
Finland 1.3%
Cramo Oyj	153,555	4,006,308
Sampo Oyj "A"	94,000	4,035,766
(Cost $7,887,568)		8,042,074
France 2.1%
Altran Technologies SA	242,200	3,564,788
Elior Participations SCA 144A	139,800	3,206,125
Flamel Technologies SA (ADR)*	373,351	4,991,703
Parrot SA* (a)	56,448	940,696
(Cost $13,456,612)		12,703,312
Germany 5.0%
Allianz SE (Registered)	24,000	3,575,241
BASF SE	40,000	3,252,653
Bayer AG (Registered)	30,000	3,211,493
Fresenius Medical Care AG & Co. KGaA	100,000	8,849,982
PATRIZIA Immobilien AG	171,916	4,101,826
United Internet AG (Registered)	143,383	5,895,263
VIB Vermoegen AG	77,485	1,675,891
(Cost $24,441,970)		30,562,349
Hong Kong 1.4%
AIA Group Ltd.	520,000	3,287,894
Techtronic Industries Co., Ltd.	1,332,501	5,402,112
(Cost $5,964,589)		8,690,006
India 0.5%
WNS Holdings Ltd. (ADR)* (a) (Cost $3,217,469)	110,149	3,230,670
Indonesia 0.3%
PT Arwana Citramulia Tbk (Cost $3,017,598)	43,760,792	1,830,927
Ireland 2.8%
Greencore Group PLC	908,343	4,186,693
Kerry Group PLC "A"	70,000	5,948,250
Paddy Power Betfair PLC	32,542	3,889,436
Ryanair Holdings PLC (ADR)	44,973	3,265,489
(Cost $14,048,257)		17,289,868
Israel 0.5%
Mellanox Technologies Ltd.* (c) (Cost $2,795,338)	64,600	2,832,064
Italy 0.5%
Prysmian SpA (Cost $2,760,022)	132,479	3,268,755
Japan 6.3%
Ai Holdings Corp.	161,150	3,820,625
Anicom Holdings, Inc. (a)	94,600	2,150,478
Asics Corp.	100,000	2,026,772
Daikyonishikawa Corp.	216,600	2,315,369
Kusuri No Aoki Co., Ltd.	77,250	2,825,992
LINE Corp. (ADR)* (a)	38,000	1,624,500
MISUMI Group, Inc.	220,489	3,848,675
Nippon Seiki Co., Ltd.	100,993	1,904,386
Optex Co., Ltd.	86,900	1,826,777
Syuppin Co., Ltd. (a)	207,800	2,173,098
Topcon Corp.	129,200	1,690,782
United Arrows Ltd.	97,783	2,501,634
Universal Entertainment Corp.*	145,596	4,453,790
UT Group Co., Ltd.* (a)	300,124	1,711,431
Zenkoku Hosho Co., Ltd.	93,900	3,689,204
(Cost $30,566,686)		38,563,513
Korea 0.3%
i-SENS, Inc.* (Cost $2,021,788)	65,020	1,991,420
Luxembourg 1.2%
Eurofins Scientific (Cost $4,222,242)	18,000	7,296,383
Malaysia 1.2%
Hartalega Holdings Bhd.	765,854	827,190
IHH Healthcare Bhd.	1,600,000	2,575,109
Nirvana Asia Ltd. 144A	4,442,305	1,637,758
Tune Protect Group Bhd.	5,416,721	2,108,263
(Cost $6,669,263)		7,148,320
Mexico 0.5%
Fomento Economico Mexicano SAB de CV (ADR) (Cost $3,162,653)	34,200	3,131,010
Netherlands 1.6%
Brunel International NV	94,349	1,669,658
Core Laboratories NV (b)	26,600	2,973,348
ING Groep NV (CVA)	250,000	3,128,838
Patheon NV* (b)	6,342	177,513
SBM Offshore NV	130,177	1,906,554
(Cost $10,416,831)		9,855,911
Norway 0.6%
Marine Harvest ASA* (Cost $2,898,841)	250,000	3,864,271
Panama 0.6%
Banco Latinoamericano de Comercio Exterior SA "E" (Cost $3,183,742)	135,155	3,904,628
Philippines 0.5%
Universal Robina Corp. (Cost $3,259,432)	690,000	2,769,181
Spain 0.4%
Telepizza Group SA 144A* (Cost $2,870,960)	367,600	2,255,217
Sweden 3.1%
Assa Abloy AB "B"	275,500	5,580,382
Meda AB "A" (a)	330,000	6,215,826
Nobina AB 144A	595,211	3,667,640
Svenska Cellulosa AB "B"	113,000	3,472,902
(Cost $15,538,359)		18,936,750
Switzerland 2.6%
Galenica AG (Registered)	3,800	4,408,317
Lonza Group AG (Registered)*	25,000	4,737,939
Nestle SA (Registered)	87,100	6,933,994
(Cost $13,088,230)		16,080,250
Taiwan 0.1%
Voltronic Power Technology Corp. (Cost $661,409)	50,400	779,893
Thailand 0.2%
Malee Group PCL (Foreign Registered) (Cost $603,816)	637,652	1,459,864
United Kingdom 6.4%
Aon PLC (b)	30,000	3,340,500
Arrow Global Group PLC	695,709	2,357,010
Auto Trader Group PLC 144A	356,400	1,746,132
Babcock International Group PLC	265,959	3,653,091
Cardtronics PLC "A"* (c)	72,554	3,258,400
Clinigen Healthcare Ltd.	354,123	2,973,780
Compass Group PLC	260,000	4,923,259
Domino's Pizza Group PLC	553,950	2,609,980
Electrocomponents PLC	381,509	1,526,982
Halma PLC	232,000	3,229,297
Hargreaves Lansdown PLC	120,440	2,090,818
Howden Joinery Group PLC	276,591	1,657,669
Jardine Lloyd Thompson Group PLC	24,131	311,331
Polypipe Group PLC	453,568	1,752,858
Reckitt Benckiser Group PLC	38,400	3,708,250
(Cost $34,584,337)		39,139,357
United States 47.8%
AbbVie, Inc.	52,000	3,333,200
Acadia Healthcare Co., Inc.* (a)	60,000	3,071,400
Activision Blizzard, Inc.	110,000	4,550,700
Advance Auto Parts, Inc.	15,223	2,395,796
Affiliated Managers Group, Inc.*	22,168	3,148,964
Allergan PLC*	20,000	4,690,800
Alliance Data Systems Corp.*	20,000	4,091,600
Alphabet, Inc. "A"*	7,000	5,528,950
Amphenol Corp. "A"	155,000	9,658,050
AZZ, Inc.	48,859	3,245,703
Bank of America Corp.	200,000	3,228,000
Berry Plastics Group, Inc.*	43,315	1,966,068
Biogen, Inc.*	8,500	2,597,855
Bristol-Myers Squibb Co.	52,000	2,984,280
Casey's General Stores, Inc.	41,888	5,500,313
CBRE Group, Inc. "A"*	80,000	2,391,200
Celgene Corp.*	45,000	4,803,300
Cerner Corp.*	40,000	2,581,600
Cognizant Technology Solutions Corp. "A"*	35,000	2,010,400
Danaher Corp.	66,600	5,421,906
Del Taco Restaurants, Inc.* (a)	302,016	3,391,640
Deluxe Corp.	35,600	2,426,852
Diamondback Energy, Inc.*	26,829	2,555,462
Dolby Laboratories, Inc. "A"	33,400	1,634,596
Dollar General Corp.	59,500	4,367,895
Ecolab, Inc.	44,000	5,414,200
Encore Capital Group, Inc.*	38,198	823,549
EOG Resources, Inc.	54,500	4,822,705
EPAM Systems, Inc.*	36,000	2,455,560
Exxon Mobil Corp.	38,000	3,311,320
Facebook, Inc. "A"*	33,000	4,161,960
FCB Financial Holdings, Inc. "A"*	52,941	2,027,640
Fortive Corp.	33,300	1,753,911
Fox Factory Holding Corp.* (a)	124,648	2,587,692
General Electric Co.	120,000	3,748,800
Gentherm, Inc.*	101,167	3,335,476
Hain Celestial Group, Inc.*	68,398	2,513,627
Harman International Industries, Inc.	43,078	3,648,276
Helen of Troy Ltd.*	36,000	3,252,240
Inphi Corp.*	56,986	2,454,387
Jack in the Box, Inc. (a)	36,424	3,622,731
JPMorgan Chase & Co.	100,000	6,750,000
Kindred Healthcare, Inc.	175,534	1,937,895
Knowles Corp.* (a)	177,232	2,463,525
L Brands, Inc.	28,000	2,133,880
Ligand Pharmaceuticals, Inc.* (a)	22,455	2,319,826
Manitowoc Foodservice, Inc.* (a)	172,200	2,777,586
Masonite International Corp.*	39,700	2,649,181
MasterCard, Inc. "A"	76,000	7,343,880
Matador Resources Co.* (a)	98,687	2,264,867
MAXIMUS, Inc.	55,608	3,270,863
Medivation, Inc.*	25,000	2,014,000
Middleby Corp.*	31,360	4,018,784
Molina Healthcare, Inc.* (a)	59,682	3,211,488
NETGEAR, Inc.*	42,800	2,439,600
Nielsen Holdings PLC	30,000	1,598,400
NIKE, Inc. "B"	50,000	2,882,000
Noble Energy, Inc.	100,000	3,448,000
Oaktree Capital Group LLC (a)	75,869	3,335,960
On Assignment, Inc.*	67,700	2,552,967
Pacira Pharmaceuticals, Inc.*	64,497	2,556,016
PAREXEL International Corp.*	37,359	2,541,533
Patterson-UTI Energy, Inc.	79,300	1,545,557
Polaris Industries, Inc. (a)	34,767	3,012,213
Primoris Services Corp.	181,378	3,486,085
Providence Service Corp.*	114,000	5,372,820
Retrophin, Inc.*	197,543	3,164,639
Schlumberger Ltd.	66,000	5,214,000
Sinclair Broadcast Group, Inc. "A"	119,930	3,415,606
South State Corp.	23,214	1,764,032
Stericycle, Inc.*	15,000	1,289,700
T-Mobile U.S., Inc.*	95,000	4,402,300
Tenneco, Inc.*	75,524	4,216,505
The WhiteWave Foods Co.*	29,200	1,618,556
Time Warner, Inc.	58,600	4,594,826
TiVo, Inc.*	224,254	2,379,335
TJX Companies, Inc.	50,000	3,872,000
Trinseo SA	67,363	3,897,623
TriState Capital Holdings, Inc.* (a)	229,407	3,433,076
Union Pacific Corp.	37,500	3,582,375
United States Steel Corp. (a)	140,494	2,731,203
United Technologies Corp.	35,000	3,725,050
Urban Outfitters, Inc.*	84,055	3,013,372
VeriFone Systems, Inc.*	100,722	2,000,339
WABCO Holdings, Inc.*	38,239	4,082,396
WEX, Inc.*	23,779	2,361,492
Zions Bancorp.	120,300	3,679,977
Zoe's Kitchen, Inc.*	45,465	1,238,012
Zoetis, Inc.	90,000	4,599,000
(Cost $258,481,465)		293,712,944
Total Common Stocks (Cost $496,939,131)		580,216,571

Convertible Preferred Stock 0.1%
United States
Providence Service Corp., 5.5% (Cost $572,300)	5,723	676,342

Warrants 0.0%
France
Parrot SA, Expiration Date 12/22/2022*	39,109	8,178
Parrot SA, Expiration Date 12/15/2022*	39,109	9,106
Total Warrants (Cost $0)		17,284

	Principal Amount ($)	Value ($)

Other Investments 0.1%
Brazil
Companhia Vale do Rio Doce (Cost $0)	389,000	602,316

	Shares	Value ($)

Securities Lending Collateral 6.7%
Daily Assets Fund "Capital Shares", 0.48% (d) (e) (Cost $41,373,198)	41,373,198	41,373,198
Cash Equivalents 5.8%
Deutsche Central Cash Management Government Fund, 0.38% (d) (Cost $35,572,946)	35,572,946	35,572,946

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $574,457,575)†	107.2	658,458,657
Other Assets and Liabilities, Net	(7.2)	(44,414,217)
Net Assets	100.0	614,044,440

* Non-income producing security.

† The cost for federal income tax purposes was $577,630,301. At August 31, 2016, net unrealized appreciation for all securities based on tax cost was $80,828,356. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $104,648,243 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,819,887.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at August 31, 2016 amounted to $39,931,508, which is 6.5% of net assets.

(b) Listed on the New York Stock Exchange.

(c) Listed on the NASDAQ Stock Market, Inc.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen (Certificate of Stock)

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$ 2,038,266	$ —	$ —	$ 2,038,266
Bermuda	3,152,290	—	—	3,152,290
Canada	29,793,210	—	—	29,793,210
China	5,893,868	—	—	5,893,868
Finland	8,042,074	—	—	8,042,074
France	12,703,312	—	—	12,703,312
Germany	30,562,349	—	—	30,562,349
Hong Kong	8,690,006	—	—	8,690,006
India	3,230,670	—	—	3,230,670
Indonesia	1,830,927	—	—	1,830,927
Ireland	17,289,868	—	—	17,289,868
Israel	2,832,064	—	—	2,832,064
Italy	3,268,755	—	—	3,268,755
Japan	38,563,513	—	—	38,563,513
Korea	1,991,420	—	—	1,991,420
Luxembourg	7,296,383	—	—	7,296,383
Malaysia	1,637,758	5,510,562	—	7,148,320
Mexico	3,131,010	—	—	3,131,010
Netherlands	9,855,911	—	—	9,855,911
Norway	3,864,271	—	—	3,864,271
Panama	3,904,628	—	—	3,904,628
Philippines	2,769,181	—	—	2,769,181
Spain	2,255,217	—	—	2,255,217
Sweden	12,720,924	—	6,215,826	18,936,750
Switzerland	16,080,250	—	—	16,080,250
Taiwan	779,893	—	—	779,893
Thailand	1,459,864	—	—	1,459,864
United Kingdom	39,139,357	—	—	39,139,357
United States	293,712,944	—	—	293,712,944
Convertible Preferred Stock	—	—	676,342	676,342
Warrants	—	—	17,284	17,284
Other Investments	602,316	—	—	602,316
Short-Term Investments (f)	76,946,144	—	—	76,946,144
Total	$ 646,038,643	$ 5,510,562	$ 6,909,452	$ 658,458,657

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 2 to Level 1. During the period ended August 31, 2016, the amount of the transfers between Level 2 and Level 1 was $291,750,116.

During the year ended August 31, 2016, the amount of transfers between Level 2 and Level 3 was $4,671,961. The security was transferred from Level 2 to Level 3 as a result of the security being delisted and is valued at the terms of the acquisition.

Transfers between price levels are recognized at the beginning of the reporting year.

(f) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Common Stocks	Convertible Preferred Stock	Warrants	Total
Balance as of September 1, 2015	$ 1,405,661	$ 579,002	$ —	$ 1,984,663
Realized gain (loss)	(2,559,624)	—	—	(2,559,624)
Change in unrealized appreciation (depreciation)	3,838,706	97,340	17,284	3,953,330
Amortization premium/discount	—	—	—	—
Purchases	1,236,385	—	—	1,236,385
(Sales)	(2,377,263)	—	—	(2,377,263)
Transfers into Level 3	4,671,961	—	—	4,671,961
Transfers (out) of Level 3	—	—	—	—
Balance as of August 31, 2016	$ 6,215,826	$ 676,342	$ 17,284	$ 6,909,452
Net change in unrealized appreciation (depreciation) from investments still held as of August 31, 2016	$ 1,321,806	$ 97,340	$ 17,284	$ 1,436,430

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 8/31/16	Valuation Technique	Unobservable Input
Common Stock
Sweden	$ 6,215,826	Priced at the Terms of the Acquisition	80% Cash at 165 SEK
20% average stock value of MYL US from 6/17/16 through 7/29/16
Convertible Preferred Stock
United States	$ 676,342	Market Approach	Conversion Ratio to common — 2.5075226
Warrants
France	$ 9,106	Black Scholes Option Pricing Model	Implied Volatility — 43.93%
Discount for Lack of Marketability — 20%
France	$ 8,178	Black Scholes Option Pricing Model	Implied Volatility — 42.87%
Discount for Lack of Marketability — 20%

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's equity investments include the last traded price on the Exchange adjusted for proxy (the movement in a comparable securities index). A significant change between last traded price, adjusted for proxy, and the price of the security based on current trading on the securities exchange could result in a material change in the fair value measurement.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of August 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $497,511,431) — including $39,931,508 of securities loaned	$ 581,512,513
Investment in Daily Assets Fund (cost $41,373,198)*	41,373,198
Investment in Deutsche Central Cash Management Government Fund (cost $35,572,946)	35,572,946
Total investments in securities, at value (cost $574,457,575)	658,458,657
Cash	2,885
Foreign currency, at value (cost $1,118,816)	1,122,838
Receivable for investments sold	384,247
Receivable for Fund shares sold	300,389
Dividends receivable	319,894
Interest receivable	46,728
Foreign taxes recoverable	300,470
Other assets	45,537
Total assets	660,981,645
Liabilities
Cash overdraft	44,746
Payable upon return of securities loaned	41,373,198
Payable for investments purchased	3,628,427
Payable for Fund shares redeemed	931,578
Accrued management fee	516,255
Accrued Directors' fees	6,019
Other accrued expenses and payables	436,982
Total liabilities	46,937,205
Net assets, at value	$ 614,044,440
Net Assets Consist of
Distributions in excess of net investment income	(338,416)
Net unrealized appreciation (depreciation) on: Investments	84,001,082
Foreign currency	(14,176)
Accumulated net realized gain (loss)	(517,892,466)
Paid-in capital	1,048,288,416
Net assets, at value	$ 614,044,440

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2016 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($55,432,199 ÷ 1,927,453 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 28.76
Maximum offering price per share (100 ÷ 94.25 of $28.76)	$ 30.51

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($20,093,311 ÷ 733,745 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 27.38
Class R Net Asset Value, offering and redemption price(a) per share ($3,741,191 ÷ 130,741 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 28.62
Class R6 Net Asset Value, offering and redemption price(a) per share ($10,117 ÷ 352 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 28.74
Class S Net Asset Value, offering and redemption price(a) per share ($521,037,018 ÷ 18,129,993 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 28.74
Institutional Class Net Asset Value, offering and redemption price(a) per share ($13,730,604 ÷ 477,539 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 28.75

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended August 31, 2016
Investment Income
Income: Dividends (net of foreign taxes withheld of $544,170)	$ 9,156,098
Interest (net of foreign taxes withheld of $31)	29,954
Income distributions — Deutsche Central Cash Management Government Fund	73,003
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	405,153
Total income	9,664,208
Expenses: Management fee	5,829,481
Administration fee	645,027
Services to shareholders	913,014
Distribution and service fees	390,132
Custodian fee	129,480
Professional fees	107,691
Reports to shareholders	66,549
Registration fees	77,643
Directors' fees and expenses	25,678
Other	38,175
Total expenses before expense reductions	8,222,870
Expense reductions	(125,943)
Total expenses after expense reductions	8,096,927
Net investment income (loss)	1,567,281
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(17,820,194)
Foreign currency	(365,318)
(18,185,512)
Change in net unrealized appreciation (depreciation) on: Investments	20,701,859
Foreign currency	24,185
20,726,044
Net gain (loss)	2,540,532
Net increase (decrease) in net assets resulting from operations	$ 4,107,813

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended August 31,
	2016	2015
Operations: Net investment income (loss)	$ 1,567,281	$ 2,824,562
Net realized gain (loss)	(18,185,512)	23,393,678
Change in net unrealized appreciation (depreciation)	20,726,044	(68,498,549)
Net increase (decrease) in net assets resulting from operations	4,107,813	(42,280,309)
Distributions to shareholders from: Net investment income: Class A	—	(495,814)
Class R	—	(18,527)
Class S	(27,344)	(5,479,207)
Institutional Class	(1,735)	(402,490)
Total distributions	(29,079)	(6,396,038)
Fund share transactions: Proceeds from shares sold	40,971,449	24,389,790
Reinvestment of distributions	28,065	6,053,959
Payments for shares redeemed	(118,217,687)	(141,211,174)
Redemption fees	616	102
Net increase (decrease) in net assets from Fund share transactions	(77,217,557)	(110,767,323)
Increase (decrease) in net assets	(73,138,823)	(159,443,670)
Net assets at beginning of period	687,183,263	846,626,933
Net assets at end of period (including distributions in excess of net investment income of $338,416 and $2,730,517, respectively)	$ 614,044,440	$ 687,183,263

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended August 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 28.49	$ 30.38	$25.65	$ 21.78	$ 22.04
Income (loss) from investment operations: Net investment income (loss)[a]	.01	.05	.01	.08	.16
Net realized and unrealized gain (loss)	.26	(1.75)	4.80	4.01	(.17)
Total from investment operations	.27	(1.70)	4.81	4.09	(.01)
Less distributions from: Net investment income	—	(.19)	(.08)	(.22)	(.25)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 28.76	$ 28.49	$ 30.38	$25.65	$ 21.78
Total Return (%)[b,c]	.95	(5.62)	18.75	18.88	(.01)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	66	87	86	98
Ratio of expenses before expense reductions (%)	1.51	1.52	1.50	1.52	1.54
Ratio of expenses after expense reductions (%)	1.45	1.40	1.42	1.31	1.52
Ratio of net investment income (loss) (%)	.05	.17	.04	.35	.74
Portfolio turnover rate (%)	39	49	45	150	104

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C	Years Ended August 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 27.33	$ 29.18	$ 24.76	$ 21.02	$ 21.28
Income (loss) from investment operations: Net investment income (loss)[a]	(.19)	(.16)	(.20)	(.10)	.00*
Net realized and unrealized gain (loss)	.24	(1.69)	4.62	3.88	(.17)
Total from investment operations	.05	(1.85)	4.42	3.78	(.17)
Less distributions from: Net investment income	—	—	—	(.04)	(.09)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 27.38	$ 27.33	$ 29.18	$ 24.76	$ 21.02
Total Return (%)[b]	.18[c]	(6.34)[c]	17.85[c]	17.97[c]	(.75)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	24	32	33	38
Ratio of expenses before expense reductions (%)	2.24	2.25	2.23	2.26	2.26
Ratio of expenses after expense reductions (%)	2.20	2.15	2.17	2.06	2.26
Ratio of net investment income (loss) (%)	(.71)	(.58)	(.72)	(.41)	.01
Portfolio turnover rate (%)	39	49	45	150	104

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class R	Years Ended August 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 28.42	$ 30.31	$ 25.59	$ 21.72	$ 22.00
Income (loss) from investment operations: Net investment income (loss)[a]	(.06)	(.02)	(.06)	.02	.09
Net realized and unrealized gain (loss)	.26	(1.76)	4.78	4.00	(.18)
Total from investment operations	.20	(1.78)	4.72	4.02	(.09)
Less distributions from: Net investment income	—	(.11)	(.00)*	(.15)	(.19)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 28.62	$ 28.42	$ 30.31	$ 25.59	$ 21.72
Total Return (%)[b]	.70	(5.87)	18.46	18.59	(.34)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	6	6	6
Ratio of expenses before expense reductions (%)	1.84	1.85	1.86	1.75	1.91
Ratio of expenses after expense reductions (%)	1.70	1.65	1.67	1.56	1.80
Ratio of net investment income (loss) (%)	(.21)	(.07)	(.20)	.10	.43
Portfolio turnover rate (%)	39	49	45	150	104
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Class R6	Period Ended 8/31/16[a]

Selected Per Share Data
Net asset value, beginning of period	$ 28.41
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***
Net realized and unrealized gain (loss)	.33
Total from investment operations	.33
Net asset value, end of period	$ 28.74
Total Return (%)[c]	1.16**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10
Ratio of expenses before expense reductions (%)	1.22*
Ratio of expenses after expense reductions (%)	1.20*
Ratio of net investment income (loss) (%)	(.05)*
Portfolio turnover rate (%)	39[d]

[a] For the period from June 1, 2016 (commencement of operations) to August 31, 2016.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended August 31, 2016.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Years Ended August 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 28.40	$ 30.29	$ 25.57	$ 21.72	$ 21.99
Income (loss) from investment operations: Net investment income (loss)[a]	.08	.13	.08	.15	.23
Net realized and unrealized gain (loss)	.26	(1.76)	4.79	3.99	(.19)
Total from investment operations	.34	(1.63)	4.87	4.14	.04
Less distributions from: Net investment income	(.00)*	(.26)	(.15)	(.29)	(.31)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 28.74	$ 28.40	$ 30.29	$ 25.57	$ 21.72
Total Return (%)	1.20[b]	(5.40)[b]	19.07[b]	19.17[b]	.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	521	571	672	644	625
Ratio of expenses before expense reductions (%)	1.21	1.20	1.20	1.22	1.24
Ratio of expenses after expense reductions (%)	1.20	1.15	1.17	1.06	1.24
Ratio of net investment income (loss) (%)	.30	.43	.28	.61	1.09
Portfolio turnover rate (%)	39	49	45	150	104
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Institutional Class	Years Ended August 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 28.40	$ 30.29	$ 25.57	$ 21.73	$ 21.99
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.13	.09	.15	.25
Net realized and unrealized gain (loss)	.24	(1.76)	4.78	3.98	(.20)
Total from investment operations	.35	(1.63)	4.87	4.13	.05
Less distributions from: Net investment income	(.00)*	(.26)	(.15)	(.29)	(.31)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 28.75	$ 28.40	$ 30.29	$ 25.57	$ 21.73
Total Return (%)	1.24[b]	(5.39)[b]	19.08[b]	19.17[b]	.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	21	48	41	40
Ratio of expenses before expense reductions (%)	1.17	1.18	1.17	1.17	1.20
Ratio of expenses after expense reductions (%)	1.16	1.15	1.16	1.05	1.20
Ratio of net investment income (loss) (%)	.39	.44	.32	.62	1.17
Portfolio turnover rate (%)	39	49	45	150	104
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Growth Fund (the "Fund") is a diversified series of Deutsche Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions. Class R6 shares commenced operations on June 1, 2016. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the period ended August 31, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of August 31, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of August 31, 2016, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2016, the Fund had a net tax basis capital loss carryforwards of approximately $515,767,000, including $495,080,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2017 ($334,992,000) and August 31, 2018 ($160,088,000), the respective expiration dates, whichever occurs first; and approximately $20,687,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($12,460,000) and long-term losses ($8,227,000).

The Fund has reviewed the tax positions for the open tax years as of August 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in Passive Foreign Investment Companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 708,698
Capital loss carryforwards	$ (515,767,000)
Net unrealized appreciation (depreciation) on investments	$ 80,828,356

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2016	2015
Distributions from ordinary income*	$ 29,079	$ 6,396,038

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended August 31, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $241,162,658 and $329,292,197, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.915%
Next $500 million of such net assets	.865%
Next $500 million of such net assets	.815%
Next $500 million of such net assets	.765%
Over $2 billion of such net assets	.715%

Accordingly, for the year ended August 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.90% of the Fund’s average daily net assets.

For the period from September 1, 2015 through September 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.40%
Class B	2.15%
Class C	2.15%
Class R	1.65%
Class S	1.15%
Institutional Class	1.15%

Effective October 1, 2015 through September 30, 2016 (through February 10, 2016 for Class B), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.45%
Class B	2.20%
Class C	2.20%
Class R	1.70%
Class S	1.20%
Institutional Class	1.20%

For the period June 1, 2016 (commencement of operations) through September 30, 2016, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of Class R6 shares at 1.20%.

Effective October 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.39%
Class C	2.14%
Class R	1.64%
Class R6	1.14%
Class S	1.14%
Institutional Class	1.14%

For the year ended August 31, 2016 (through February 10, 2016 for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 38,602
Class B	377
Class C	10,135
Class R	5,946
Class R6	1
Class S	69,821
Institutional Class	1,061
$ 125,943

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2016, the Administration Fee was $645,027, of which $52,646 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2016 (through February 10, 2016 for Class B shares) and for the period from June 1, 2016 (commencement of operations) through August 31, 2016 for Class R6 shares, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2016
Class A	$ 34,782	$ 10,440
Class B	290	—
Class C	3,330	1,129
Class R	1,600	543
Class R6	4	4
Class S	403,341	101,440
Institutional Class	864	245
	$ 444,211	$ 113,801

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, Deutsche AM Distributors, Inc., ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended August 31, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2016
Class B	$ 529	$ —
Class C	168,186	12,978
Class R	9,956	798
	$ 178,671	$ 13,776

In addition, DDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2016	Annual Rate
Class A	$ 145,975	$ 24,159.25%
Class B	173	—	..25%
Class C	55,385	8,789.25%
Class R	9,928	1,576.25%
	$ 211,461	$ 34,524

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2016 aggregated $2,770.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2016 (through February 10, 2016 for Class B shares), the CDSC for Class B and C shares aggregated $900 and $997, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2016, DDI received $17 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $19,819, of which $6,607 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") shared in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2016.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	223,543	$ 6,295,681	220,233	$ 6,510,825
Class B	—*	—*	116	3,495
Class C	105,070	2,851,281	27,779	796,901
Class R	18,178	498,934	30,519	901,118
Class R6	352**	10,000**	—	—
Class S	224,117	6,236,412	411,001	12,145,463
Institutional Class	874,987	25,079,141	136,755	4,031,988
		$ 40,971,449		$ 24,389,790
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	16,450	$ 474,746
Class R	—	—	635	18,299
Class S	930	26,330	179,610	5,158,424
Institutional Class	61	1,735	14,014	402,490
		$ 28,065		$ 6,053,959
Shares redeemed
Class A	(608,366)	$ (16,974,427)	(777,427)	$ (22,942,228)
Class B	(14,633)*	(386,742)*	(45,999)	(1,287,317)
Class C	(262,702)	(6,950,729)	(229,504)	(6,497,517)
Class R	(38,322)	(1,065,231)	(69,926)	(2,062,821)
Class S	(2,200,457)	(61,168,332)	(2,676,364)	(78,447,075)
Institutional Class	(1,148,350)	(31,672,226)	(997,413)	(29,974,216)
		$ (118,217,687)		$ (141,211,174)
Redemption fees		$ 616		$ 102
Net increase (decrease)
Class A	(384,823)	$ (10,678,711)	(540,744)	$ (15,956,557)
Class B	(14,633)*	(386,730)*	(45,883)	(1,283,822)
Class C	(157,632)	(4,099,126)	(201,725)	(5,700,614)
Class R	(20,144)	(566,297)	(38,772)	(1,143,404)
Class R6	352**	10,000**	—	—
Class S	(1,975,410)	(54,905,331)	(2,085,753)	(61,143,188)
Institutional Class	(273,302)	(6,591,362)	(846,644)	(25,539,738)
		$ (77,217,557)		$ (110,767,323)

* For the period from September 1, 2015 to February 10, 2016. See Note A.

** For the period from June 1, 2016 (commencement of operations of Class R6) to August 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche Global/International Fund, Inc. and the Shareholders of Deutsche Global Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Global Growth Fund (the "Fund") at August 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers, transfer agent and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts October 25, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, C, R and R6 limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2016 to August 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class R	Class R6*	Class S	Institutional Class
Beginning Account Value 3/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/16	$ 1,101.00	$ 1,096.90	$ 1,099.50	$ 1,012.00	$ 1,102.40	$ 1,102.80
Expenses Paid per $1,000**	$ 7.66	$ 11.60	$ 8.97	$ 3.01	$ 6.34	$ 6.13
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6*	Class S	Institutional Class
Beginning Account Value 3/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/16	$ 1,017.85	$ 1,014.08	$ 1,016.59	$ 1,019.16	$ 1,019.10	$ 1,019.30
Expenses Paid per $1,000**	$ 7.35	$ 11.14	$ 8.62	$ 6.11	$ 6.09	$ 5.89

* For the period from June 1, 2016 (commencement of operations of Class R6) to August 31, 2016.

** Expenses (hypothetical expenses if Class R6 had been in existence from March 1, 2016) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Deutsche Global Growth Fund	1.45%	2.20%	1.70%	1.20%	1.20%	1.16%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended August 31, 2016, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $10,670,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of Deutsche Global Growth Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Directors that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2015. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	102	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	102	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	102	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	102	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	102	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SGQAX	SGQCX	SCOBX	SGQIX
CUSIP Number	25156A 775	25156A 817	25156A 833	25156A 700
Fund Number	407	707	2007	1407

For shareholders of Class R and Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	SGQRX	SGQTX
CUSIP Number	25156A 825	25156A 643
Fund Number	1512	1607

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche Global Growth Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$75,921	$0	$0	$1,500
2015	$73,721	$0	$0	$2,622

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$52,339	$0
2015	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$1,500	$52,339	$0	$53,839
2015	$2,622	$30,661	$0	$33,283

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Growth Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 28, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 28, 2016